Exhibit 10.4

COMMON STOCK PURCHASE WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION.

Dated: June          , 2003

No. AXE-                                              AXONYX INC.

WARRANT TO PURCHASE                 SHARES OF COMMON STOCK

THIS CERTIFIES THAT, for value received,                 (the “Holder”) is entitled to subscribe for and purchase                 shares (as adjusted pursuant to Section 4 hereof) of the fully paid and nonassessable Common Stock, par value $0.001 per share (the “Shares”), of Axonyx Inc., a Nevada corporation (the “Company”), at the price of $5.00 per share (the “Exercise Price”) (as adjusted pursuant to Section 4 hereof), upon the terms and subject to the conditions hereinafter set forth.

1.                                       Method of Exercise; Payment.

(a)                                  Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time or from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier’s or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the shares being purchased.

(b)                                 Fair Market Value.  For purposes of Section 6 hereof, the fair market value of the Company’s Common Stock shall mean:

(i)                                     if the Company’s Common Stock is traded on a securities exchange, the average of the closing price each day over the thirty consecutive day period ending three (3) days before the date on which the fair market value of the securities is being determined;

(ii)                                  if the Company’s Common Stock is actively traded over-the counter, the average of the closing bid and asked prices quoted on the Nasdaq system (or similar system) each day over the thirty consecutive day period ending three (3) days before the date on which the fair market value of the securities is being determined; or

(iii)                               if at any time the Company’s Common Stock is not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, then as determined by the board of directors of the Company in good faith.

(c)                                  Stock Certificates.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As soon as practicable, but in any event no later than five (5) days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole Shares issuable upon such exercise.  Unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

2.                                       Call Provision.  Notwithstanding the foregoing Section 1, the Company shall have the right (the “Call Right”), except as may be limited by law or other agreements, to require the exercise of this Warrant, in whole or in part, by providing written notice (the “Call Notice”) thereof to the registered Holder hereof, if the average closing price for the Company’s Common Stock, as quoted by the Nasdaq SmallCap Market or any other established over-the-counter quotation service, is equal to or greater than $8.00 per share, as adjusted pursuant to Section 4 hereof, for any period of twenty (20) consecutive days.  Within thirty (30) days following the date of the Call Notice, the Holder hereof may, in its sole discretion, exercise this Warrant in accordance with Section 1 as to the number of shares against which the Company shall have exercised the Call Right.  If such exercise has not been made within such period, this Warrant (or applicable portion hereof) shall expire and cease to be exercisable, as to the number of shares against which the Company shall have exercised the Call Right, at 11:59 p.m. Eastern Standard Time, on the thirtieth day after the date of mailing of the Call Notice.  Notwithstanding the foregoing, the Company may not exercise its rights pursuant to this Section 2 unless and until there is, at the time of such Call Notice and exercise of this Warrant, an effective registration statement covering the sale of the Shares issuable upon exercise of this Warrant.

3.                                       Stock Fully Paid; Reservation of Shares.  All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, taxes, liens , and charges with respect to the issue thereof.  During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance upon exercise of the rights evidenced by this Warrant, sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4.                                       Adjustment of Exercise Price and Number of Shares.  Subject to the provisions of Section 13 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)                                  Stock Splits, Dividends and Combinations.  In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Shares issuable upon exercise of this

Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

(b)                                 Reclassification, Consolidation or Merger.  In case of any reclassification or change of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially, all of the Company’s assets or merger by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(a), subject to Section 13 hereof, shall similarly apply to successive reclassifications, changes, consolidations, mergers, transfers and the sale of all or substantially all of the Company’s assets.

5.                                       Notice of Adjustments.  Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 4 hereof, the Company shall provide notice by first class mail to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

6.                                       Fractional Shares.  No fractional shares of Common Stock will be issued in connection with any exercise hereunder.  In lieu of such fractional shares, the Company shall make a cash payment therefor based upon the Fair Market Value of one share of Common Stock of the Company on the date of such exercise.

7.                                       Representations of the Company.  The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company’s obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

8.                                       Representations and Warranties by the Holder.  The Holder represents and warrants to the Company as follows:

(a)                                  This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).  Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act.

(b)                                 The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under, the Act or is exempted from such registration.

(c)                                  The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d)                                 The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

9.    Restrictive Legend.

The Shares issuable upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION.

10.   Restrictions Upon Transfer and Removal of Legend.

(a)          The Company need not register a transfer of Shares bearing the restrictive legend set forth in Section 9 hereof, unless the conditions specified in such legend are satisfied.  The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in Section 9 hereof is satisfied.

(b)         Notwithstanding the provisions of Section 9(a) above, no opinion of counsel or “no-action” letter shall be necessary for a transfer without consideration by any holder (i) to an affiliate of the holder, (ii) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, (iii) if such holder is a corporation, to a stockholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder, (iv) if such holder is a limited liability company, to a member or retired member of such limited liability company who retires after the date hereof or to the estate of any such member or retired member, or (v) by gift, will or intestate succession of any individual holder to his spouse or siblings, or to the lineal descendants or ancestors of such holder or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original holder hereunder.

11.                                 Rights of Stockholders.  No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

12.                                 Registration Rights.

(a)                                  Registrable Shares.  The Shares issuable upon exercise of this Warrant shall be “Registrable Shares” for the purposes of this Warrant, provided that such Shares shall not be Registrable Shares if the Holder (i) is able to sell such Shares pursuant to an effective registration statement under the Securities Act or (ii) is able to sell under Rule 144(k) under the Securities Act all of the remaining Shares issued or issuable to such Holder.

(b)                                 Company Registration.  Subject to Section 12(e), if the Company proposes to register any shares of its common stock under the Securities Act (other than a registration (A) on Form S-8 or S-4 or any successor or similar form, (B) relating to common stock issuable upon exercise of employee shares options or in connection with any employee benefit or similar plan of the Company, or (C) in connection with a public offering involving an underwriter), it will at such time, give prompt written notice at least twenty (20) days prior to the anticipated filing date of the registration statement (a “Registration Statement”) relating to such registration to the Holder, which notice shall set forth the Holder’s rights under this Section 12(b) and shall offer the Holder the opportunity to include in such registration statement such number of Registrable Shares as the Holder may request.  Upon the written request of the Holder made within ten (10) days after the receipt of notice from the Company (which request shall specify the number of Registrable Shares intended to be disposed of by the Holder), the Company will use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Shares that the Company has been so requested to register by the Holder, to the extent necessary to permit the disposition of the Registrable Shares to be so registered, provided that the Holder agrees to sell those of its Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of common stock which the Company proposes to register.

(c)                                  Covenants of the Company With Respect to Registration.  The Company covenants and agrees as follows:

(i)                                     Following the effective date of the Registration Statement under Section 12(b), the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and other documents necessary or incidental to the public offering of the Registrable Shares, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of the Registrable Shares registered in connection with the Registration Statement.

(ii)                                  The Company shall prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the period of time such Registration Statement remains effective;

(iii)                               The Company shall use its commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(iv)                              During the period of time such Registration Statement remains effective, the Company shall notify each Holder of Registrable Shares covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(v)                                 The Company shall use its commercially reasonable efforts to cause all such Registrable Shares registered hereunder to be listed on each securities exchange on which securities of the same class issued by the Company are then listed;

(vi)                              The obligations of the Company hereunder with respect to the Registrable Shares are subject to the Holder furnishing to the Company such appropriate information concerning the Holder, the Registrable Shares and the terms of the Holder’s offering of such Registrable Shares as the Company may reasonably request in writing.

(d)                                 Expenses.  All expenses incurred in effecting a registration pursuant to this Agreement (including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses) shall be borne by the Company.  All transfer taxes, underwriting discounts and selling commissions applicable to the sale of the Registrable Shares shall be borne by the Holder.

(e)                                  Suspension of Sales.

(i)                                     With respect to the Registration Statement filed pursuant to Section 12(b), the Company may suspend sales of Registrable Shares under such Registration Statement for a period of not more than forty five (45) days with respect to such Registration Statement if, at any time the Company is engaged in confidential negotiations or other confidential business activities, the disclosure of which would be required if such sales were not suspended and the Board of Directors of the Company determines in good faith that such suspension would be in the Company’s best interest at such time, provided that the Company shall not be permitted to suspend such sales for more than sixty (60) days in any twelve (12) month period.  In order to suspend sales pursuant to this Section 12(e)(i), the Company shall promptly (but in any event within five (5) business days), upon determining to seek such suspension, deliver to each holder of Registrable Shares a certificate signed by an executive officer of the Company stating that the Company is suspending such filing pursuant to this Section 12(e)(i) and a general statement of the reason for such suspension and an approximation of the anticipated delay.  Each holder of Registrable Shares hereby agrees to keep confidential any information disclosed to it in any such certificate (including the fact that a certificate was delivered).

(ii)                                  If the Company suspends such Registration Statement pursuant to Section 12(e)(i) above, the Company shall, as promptly as practicable following the termination of the circumstances which entitled the Company to do so but in no event more than fifteen (15) days thereafter, take such actions as may be necessary to file or reinstate the effectiveness of such Registration Statement and/or give written notice to the selling Holder authorizing them to resume sales pursuant to such Registration Statement.  If, as a result thereof, the prospectus included in such Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to the selling Holder given pursuant to this Section 12(e)(ii), and the selling Holder shall make no offers or sales of securities pursuant to such Registration Statement other than by means of such revised prospectus.

(d)                                 Transfer or Assignment of Registration Rights.  The right to cause the Company to register Registrable Shares granted to the Holder by the Company under this Section 12 may be transferred or assigned by the Holder to a transferee or assignee of such Registrable Shares that (i) is a subsidiary, parent, current or former partner, current or former limited partner, current or former member, current or former manager or stockholder of the Holder, (ii) is an entity controlling, controlled by or under common control, or under common investment management, with the Holder, including without limitation a corporation, partnership or limited liability company that is a direct or indirect parent or subsidiary of the Holder, or (iii) is a transferee or assignee of not less than 50,000 Registrable Shares (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits and the like), provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of such Holder under this Section 12.

(g)                                 Reports under Exchange Act.  With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company agrees to:

(i)                                     Make and keep public information available, as those terms are used in SEC Rule 144, at all times;

(ii)                                  File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act of 1934, as amended (the “Exchange Act”);

(iii)                               Furnish to the Holder, so long as the Holder owns any Registrable Shares, forthwith on request, (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration; and

(iv)                              Undertake any additional actions reasonably necessary to maintain the availability of the use of Rule 144.

(h)                                 Delay of Registration.  The Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 12.

13.                                 Expiration of Warrant.  This Warrant shall expire and shall no longer be exercisable at 5:00 p.m., New York local time, on the date that is two (2) years after the date of issuance of this Warrant as set forth on the first page of this Warrant.

14.                                 Notices, Etc.  Any request, consent, notice or other communication required or permitted under this Warrant shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile, or one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three (3) days after being deposited as first class mail with the United States Postal Services, all charges or postage prepaid, and properly addressed to the party to receive the same. Any party may, at any time, by providing ten (10) days’ advance written notice to the other party hereto, designate any other address in substitution of the an address established pursuant to the foregoing.  The Holder’s notice address shall be as set forth on the signature page hereto or as may have been subsequently furnished by the Holder to the Company in writing.  The Company’s notice address shall be as follows (or as may have been subsequently furnished by the Company to the Holder in writing):

500 Seventh Avenue

10th Floor

New York, NY  10018

Telephone:  (212) 645-7705

Facsimile:  (212) 989-1745

15.                                 Governing Law; Headings.  This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

16.                                 Amendment; Waiver.  Any term of this Warrant may be amended, and the observance of any tern of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

17.                                 Severability.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Warrant shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

18.                                 No Impairment.  The Company will not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terns of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.  Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and non-assessable Shares upon exercise of this Warrant.

19.                                 Attorneys’ Fees.  In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including attorneys’ fees.

20.                                 Loss or Mutilation.  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

21.                                 Taxes.  The Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery of any Shares.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, this Warrant has been executed as of the date first written above by an authorized officer of the Company and the Warrant Holder.

AXONYX INC.

By:
Name:
Title:

WARRANT HOLDER

By:
Name:
Title:
Address:
Telephone:
Facsimile: